UNITED STATESSECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported): August 11, 2006
                                                  ---------------

                              MINDEN BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

         United States                     000-49882             13-4203146
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(State or other jurisdiction of    (Commission file number)    (IRS employer
         incorporation)                                      identification no.)

     415 Main Street, Minden, Louisiana                              71058
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  (Address of principal executive offices)                        (Zip code)

Registrant's telephone number, including area code:  (318) 377-0523
                                                     ---------------

                                 Not Applicable
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         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the
following   provisions  (see  General  Instruction  A.2.  below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  Results of Operations and Financial Condition.
           ---------------------------------------------

      On August 11, 2006, Minden Bancorp, Inc. (the "Company") reported its results of operation for the second quarter ended June 30, 2006.

      For additional information, reference is made to the Company's press release dated August 11, 2006 which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed "filed" for any purpose.

ITEM 9.01  Results of Operations and Financial Condition
           ---------------------------------------------

           (a)   Not applicable.
           (b)   Not applicable.
           (c)   Exhibits

                 The following exhibit is filed herewith.

                 Exhibit Number                     Description

                      99.1                 Press Release dated August 11, 2006

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      MINDEN BANCORP, INC.



Date: August 11, 2006                 By:  /s/ Becky T. Harrell
                                           -------------------------------------

                                      Becky T. Harrell
                                      Treasurer and Chief Financial Officer



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